Ivy Funds Variable Insurance Portfolios

Supplement dated February 17, 2012 to the

Ivy Funds Variable Insurance Portfolios Statement of Additional Information

dated April 29, 2011

and as supplemented June 8, 2011, September 9, 2011 and November 16, 2011

The table below replaces the information relating to Carl Wiese in the section entitled “Portfolio Managers Employed by Wall Street Associates, LLC” on page 74 of the Ivy Funds Variable Insurance Portfolios statement of additional information:

The following table provides information relating to the portfolio manager noted below of Ivy Funds VIP Micro Cap Growth as of January 31, 2012.

Luke A. Jacobson*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	21
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	4
Assets Managed (in millions)	$257.8	$0	$993.8
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$318.1
*	Mr. Jacobson assumed co-management responsibilities of Ivy Funds VIP Micro Cap Growth in January 2012.

The table below replaces the information relating to Carl Wiese in the section entitled “Portfolio Managers employed by Wall Street Associates, LLC — Ownership of Securities” on page 75 of the Ivy Funds Variable Insurance Portfolios statement of additional information:

Ownership of Securities

As of January 31, 2012, the dollar range of shares of the Portfolio beneficially owned by the portfolio manager noted below was:

Manager	Dollar Range of Shares Owned in Ivy Funds VIP Micro Cap Growth**	Dollar Range of Shares Owned in the Fund Complex
Luke Jacobson	$0	$0
*	Mr. Jacobson assumed co-management responsibilities of Ivy Funds VIP Micro Cap Growth in January 2012.
**	The Portfolio’s shares are available for purchase only by Participating Insurance Companies and are indirectly owned by investors in the Policies for which the Portfolio serves as an underlying investment vehicle.

Supplement	Statement of Additional Information	1